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                             JOINT FILING AGREEMENT

         In accordance with Rule 13d-1(k)(1)(iii) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of a Statement on Schedule 13D dated August 22, 2003 (including amendments thereto) with respect to the Common Stock of Layen Christensen Company. This Joint Filing Agreement shall be filed as an Exhibit to such Statement.

Date: August 22, 2003.

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Wynnefield Partners Small Cap            Wynnefield Partners Small Cap
Value, L.P.                              Value, L.P. I

By:  Wynnefield Capital Management       By: Wynnefield  Capital Management
LLC, its General Partner                 LLC, its General Partner

By: /s/ Nelson Obus                      By: /s/ Nelson Obus
    ---------------                          ---------------
Co-Managing Member                       Co-Managing Member

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Wynnefield Small Cap Value Offshore      Wynnefield Capital Management LLC
Fund, Ltd.

By: Wynnefield Capital, Inc.             By: /s/ Nelson Obus
                                             ---------------
By: /s/ Nelson Obus                      Co-Managing Member
    ---------------
President

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Wynnefield Capital, Inc.

By: /s/ Nelson Obus                      /s/ Nelson Obus
    ---------------                      ---------------
President                                Nelson Obus

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                                         Channel Partnership II, L.P.


/s/ Joshua Landes                        By: /s/ Nelson Obus
------------------                           ---------------
Joshua Landes                            General Partner

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Wynnefield Capital, Inc. Profit
Sharing & Money Purchase Plans


By: /s/ Nelson Obus
    ---------------
Authorized Signatory

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